                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC 20549-1004

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report
(Date of earliest event reported)     September 13, 1999
                                      ------------------


                           Orleans Homebuilders, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                         1-6830                  59-0874323
----------------------------     ------------------------    -------------------
(State or other jurisdiction     (Commission File Number)       (IRS Employer
of incorporation)                                            Identification No.)


One Greenwood Square, 3333 Street Road, Suite 101, Bensalem, PA       19020
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                            (Zip Code)

Registrant's telephone number, including area code:        (215)245-7500
                                                   -----------------------------


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On September 13, 1999, PricewaterhouseCoopers LLP, the Registrant's independent accountants (the "Former Accountants"), resigned from their engagement as principal accountants for the Registrant. The Former Accountants resigned due to a question about their independence under SEC regulations. The issue related to the fact that the sister of the President and Chief Operating Officer of the Registrant was employed by the Philadelphia office of the Former Accountants in their Health Care Consulting Practice. While not connected in any way to the audit of the Registrant, under the rules of the SEC, her responsibilities would qualify her as a "manager" in the geographic office performing a substantial portion of the audit of the Registrant. Accordingly, the Former Accountants concluded that, under current SEC rules and interpretations, they were no longer independent with respect to the Registrant.

         The Former Accountants reports on the two fiscal years ended June 30, 1998 and 1997, respectively, contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

         In connection with its audits for the two fiscal years ended June 30, 1998 and 1997 and through September 13, 1999, there have been no disagreements with the Former Accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of the Former Accountants would have caused them to make reference thereto in their reports on the financial statements for such years.

         During the two fiscal years ended June 30, 1998 and 1997 and through September 13, 1999, there were no "reportable events" as defined by Item 304(a)(1)(v) of Regulation S-K.

         The decision to change accountants was approved by the Audit Committee of the Board of Directors and the Board of Directors of the Registrant.

         The Registrant requested that the Former Accountants furnish it with a letter addressed to the United States Securities and Exchange Commission stating whether or not the Former Accountants agree with the above statements. A copy of such letter has been filed as an exhibit to this filing on Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits.

                   16 - Letter dated September 20, 1999 from
                        PricewaterhouseCoopers LLP to the United States Securities and Exchange Commission

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                           ORLEANS HOMEBUILDERS, INC.


September 20, 1999         By: /s/ Joseph A. Santangelo
                              ------------------------------
                               Joseph A. Santangelo
                               Chief Financial Officer, Secretary and Treasurer

                                  EXHIBIT INDEX



Exhibit
Number             Description
------             -----------

16 Letter dated September 20, 1999 from PricewaterhouseCoopers LLP to the United States Securities and Exchange Commission